Exhibit 10.2

ASSIGNMENT AND BILL OF SALE

State of Texas	§
§
County of Gonzales	§

KNOW ALL MEN BY THESE PRESENTS:

THAT for and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Lucas Energy, Inc.,  450 Gears Road, Suite 780, Houston, TX  77067 (hereinafter referred to as “Assignor”), subject to the remaining terms and provisions contained herein, does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY to CATI Operating, LLC, a wholly owned subsidiary of Assignor (hereinafter referred to as “Assignee”), whose address is 450 Gears Road, Suite 780, Houston, TX  77067, its successors and assigns, the following:

(1)
All right, title and interest of Assignor in and to the oil, gas and mineral leases, oil and gas leases, oil, gas, and associated hydrocarbons leases and oil, gas and hydrocarbons leases described on Exhibit “A” attached hereto and made a part a part hereof for all purposes, which leases, as amended and/or ratified, are hereinafter referred to collectively as the “Leases,” INSOFAR AND ONLY INSOFAR as each such Lease covers the lands as to which such Lease remains in force and effect (which lands are hereinafter referred to collectively as the “Subject Lands”); all right, title and interest of Assignor in and to the various wells more particularly described on Exhibit “A” hereto (hereinafter referred to as the “Wells”); the undivided interests in and to all of the property and rights incident thereto, including, without limitation, all fixtures, personal property and equipment located thereon or used or obtained in connection with each of the Wells (hereinafter referred to collectively as the “Equipment”) including but not limited to the items described on Exhibit “A-1”; together with the undivided interests in and to all of the costs, expenses, losses, liabilities, damages, fines, penalties, charges, claims, demands, lawsuits, causes of action, appeals, judgments and diminutions in value, of any and every kind, nature and/or character which in any way cover, affect, pertain and/or relate, either directly or indirectly, with Assignor's interest in and to the Leases, the Subject Lands, the Wells and/or the Equipment including, without limitation, the operation, ownership, plugging, abandonment or environmental clean-up of same (hereinafter referred to collectively as the “Liabilities”) which may accrue from and after the “Effective Time”, as that term is hereinafter defined, all of the foregoing interests in and to the properties, rights, Leases, Subject Lands, Equipment and Liabilities described in this subparagraph (1) being hereinafter referred to collectively as the “Interests”;

(2)
All of Assignor's rights, titles and interests in and to the oil, gas and other hydrocarbons stored upon the Subject Lands (or stored elsewhere) which are produced from or attributable to the Interests from and after the Effective Time (hereinafter referred to as the “Production”); and

(3)
Originals or copies of all of the files, records, correspondence and data (but specifically excluding all engineering, geological and geophysical data, reports and maps which depict other leases and lands owned by Assignor which are not covered by this Assignment and Bill of Sale and all excluding all geological and geophysical data and derivatives thereof that Assignor may not assign without the consent of third parties) now in the possession or control of Assignor that relate to the items described in subparagraphs (1) and (2) above (hereinafter referred to as the “Records”).

This Assignment and Bill of Sale is and shall be effective as of December 1, 2015, Houston, Texas time (referred to herein as the “Effective Time”).

This Assignment and Bill of Sale covers all of the rights, titles and interests of Assignor in and to the Interests, the Production and the Records, but is made subject to the “Permitted Encumbrances,” which term, as used herein, means:

(a)
the terms and provisions of the Leases (including all of lessors' royalties burdening the Interests and the Production as of the Effective Time), together with all overriding royalties which burden the Interests and/or the Production and which are of record or which are referenced of record as of the date of execution of this Assignment and Bill of Sale;

(b)	the terms and provisions of the declarations or designations of unit, as amended and/or ratified, which are referenced of record;

(c)	the terms of all unrecorded agreements to which the Assignor is a party or by which the Assignor is bound.

(d)
liens for taxes or assessments affecting the Interests or the Production as of the Effective Time (i) which are not yet due and payable or (ii) which are not yet delinquent or, if delinquent, that are currently in the process of being, or shall be, contested in good faith pursuant to applicable Texas law and in the ordinary course of business;

(e)
all rights to consent by, required notices to, filings with, or other actions by governmental or tribal entities in connection with the sale or conveyance of the Interests or the Production, if the same are customarily obtained subsequent to such sale or conveyance, if any; and

(f)
all easements, rights-of-way, servitudes, permits, surface leases and other rights with respect to surface operations, timber leases, pipelines, grazing, logging, canals, ditches, reservoirs or the like and conditions, covenants or other restrictions and easements for highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the Subject Lands, which are of record, which are referenced of record or which are contained and/or are referred to in the Records, if any.

With respect to the Interests and the Production, SAME ARE BEING ASSIGNED HEREIN BY ASSIGNOR TO ASSIGNEE WITHOUT ANY REPRESENTATIONS OR WARRANTIES (OF TITLE, OR OTHERWISE), EITHER STATUTORY, EXPRESS OR IMPLIED, AND ON AN “AS IS, WHERE IS, WITH ALL FAULTS BASIS” AND WITHOUT ANY STATUTORY, EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS AS TO THE MERCHANTABILITY OF ANY OF THE INTERESTS OR THE INTERESTS' FITNESS FOR ANY PURPOSE.

As a material inducement to Assignor executing and delivering this Assignment and Bill of Sale, Assignee, by its acceptance hereof, does hereby UNDERSTAND, ACKNOWLEDGE and AGREE, and does hereby COVENANT, REPRESENT and WARRANT unto Assignor, its successors and assigns, as follows:

A.
THAT ASSIGNEE ACKNOWLEDGES FULLY UNDERSTANDS THAT THIS ASSIGNMENT AND BILL OF SALE IS EXECUTED BY ASSIGNOR WITHOUT ANY STATUTORY, EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS AS TO THE MERCHANTABILITY OF ANY OF THE INTERESTS OR THEIR FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER STATUTORY, EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS (OF TITLE, OR OTHERWISE), WHATSOEVER;

B.	THAT ASSIGNEE SHALL HAVE INSPECTED THE INTERESTS AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE;

C.	THAT ASSIGNEE SHALL ACCEPT ALL OF THE INTERESTS IN AN “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION;

D.
That, from and after the Effective Time, Assignee, its successors and assigns, agrees to assume and perform any and all of the Liabilities arising or accruing from and after the Effective Time and any and all liabilities and obligations or alleged or threatened liabilities and obligations which in any way cover, affect, pertain and/or relate, or which arise out of or in connection with the following duties and obligations which arise or accrue from and after the Effective Time:

(i)	the duty or obligation to pay and deliver royalties, overriding royalties and other interests burdening the Interests;

(ii)	the duty or obligation of gas balancing (by mcf, by mmbtu or by cash) of over production or under production from and/or attributable to the Interests; and

(iii)
the costs and expenses incurred in the ordinary course of the operation of the Interests pursuant to the terms and provisions of any and all agreements pertaining thereto, together with other commitments to which the Interests are subject;

F.
That Assignee, its successors and assigns, shall bear all of the costs and expenses of any and all recording fees and similar costs incurred and/or imposed upon, or with respect to the transfer and assignment of, the Interests as is contemplated hereby; and

G.
That from and after the date of execution of this Assignment and Bill of Sale, Assignee, its successors and assigns, agrees to comply with all laws and all governmental rules, orders and regulations with respect to operations of the Interests, including, without limitation, to the abandonment of the wells and/or the abandonment of the equipment, including, were applicable, the plugging of the wells, the compliance with all laws, rules or regulations regarding inactive or unplugged wells, including bonding requirements, and cleaning up the surface to return the Subject Lands as nearly as possible to their preleased condition and including, without limitation, to all “Environmental Laws,” which term, as used herein, means the following described federal and state laws, rules and regulations:

(i)
the Comprehensive Environmental Response Compensation and Liability Act (a/k/a Superfund), 42 U.S.C.A. §§9601 to 9675, inclusive, as amended, by the Superfund Amendments and Reauthorization Act of 1986, as amended;

(ii)	the Resource Conservation and Recovery Act, 42 U.S.C.A. §§6901 to 6991(i), inclusive, as amended by the 1984 Hazardous and Solid Waste Amendments, as amended;

(iii)	the Clean Air Act, 42 U.S.C.A. §§7401 to 7626, inclusive, as amended;

(iv)	the Clean Water Act, 33 U.S.C.A. §§1256 to 1387, inclusive, as amended;

(v)	the Emergency Planning & Community Right to Know Act, 42 U.S.C.A. §§1101 et seq., as amended;

(vi)	the Occupation Safety & Health Act, 29 U.S.C.A. §§651 to 678, inclusive, as amended;

(vii)	the Toxic Substances Control Act, 15 U.S.C.A. §§2601 to 2654, inclusive, as amended;

(viii)	the Safe Drinking Water Act, 42 U.S.C.A. §§300(f) to 300(j)(11), inclusive, as amended;

(ix)	the Coastal Zone Management Act, 16 U.S.C.A. §§661 to 668(d), inclusive, as amended;

(x)	the National Environmental Policy Act, 42 U.S.C.A. §§4321 to 4347, inclusive, as amended; and

(xi)
all other applicable federal and state laws, rules, regulations and orders, of any kind, nature and/or character which in any way cover, affect, pertain and/or relate to oil and gas transactions and/or oil and gas operations, as amended.

All of the foregoing covenants, duties, obligations and responsibilities described and/or referred to in subparagraphs A. through G., inclusive, above, being hereinafter referred to collectively as “Assignee's Obligations.”

IN CONNECTION WITH THE PERFORMANCE OF ASSIGNEE'S OBLIGATIONS, ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, AT THE SOLE COST, RISK AND EXPENSE OF ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, PROTECT, DEFEND, INDEMNIFY AND HOLD ASSIGNOR, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PARENTS, SUBSIDIARIES, AFFILIATED COMPANIES, HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS, HARMLESS FROM AND AGAINST (AND TO REIMBURSE IN CASH TO ASSIGNOR, ITS SUCCESSORS AND ASSIGNS, WITH RESPECT TO) ANY AND ALL COSTS, EXPENSES, COSTS OF CLEAN UP, COSTS OF REMOVAL OR MODIFICATION OF FACILITIES ON THE SUBJECT LANDS, COSTS OF PLUGGING WELLS, LOSSES, LIABILITIES, DAMAGES, FINES, PENALTIES, CHARGES, CLAIMS, DEMANDS, LAWSUITS, CAUSES OF ACTION, APPEALS, JUDGMENTS AND DIMINUTIONS IN VALUE, OF ANY AND EVERY KIND, NATURE AND/OR CHARACTER, INCLUDING COURT COSTS, ATTORNEY'S FEES AND OTHER COSTS AND EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING AND/OR DEFENDING SAME, WHETHER OR NOT RESULTING IN ANY LIABILITY, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, ASSERTED AGAINST OR INCURRED BY ASSIGNOR, ITS SUCCESSORS OR ASSIGNS, EITHER DIRECTLY OR INDIRECTLY, WHICH ARE AND/OR WHICH MAY BE BROUGHT BY ANY AND ALL PERSONS AND/OR PARTIES (INCLUDING, WITHOUT LIMITATION, TO ASSIGNOR'S AND ASSIGNEE'S RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES AND ANY AND ALL PRIVATE CITIZENS, PERSONS, ORGANIZATIONS, AND ANY AGENCY, BRANCH OR REPRESENTATIVE OF FEDERAL, STATE OR LOCAL GOVERNMENT) ON ACCOUNT OF ANY PERSONAL INJURY, DEATH, DAMAGE, DESTRUCTION, LOSS OF PROPERTY OR CONTAMINATION OF NATURAL RESOURCE (INCLUDING, WITHOUT LIMITATION, SOIL, AIR, SURFACE WATER OR GROUND WATER) RESULTING FROM, ARISING OUT OF, CAUSED BY OR CONNECTED WITH ANY ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES OCCURRING ON OR BEFORE AND/OR FROM AND AFTER THE DATE OF EXECUTION OF THIS ASSIGNMENT AND BILL OF SALE, INCLUDING, WITHOUT LIMITATION, TO THE PRESENCE, DISPOSAL OR RELEASE OF ANY MATERIAL OF ANY KIND IN, ON OR UNDER THE INTERESTS, THE SUBJECT LANDS OR OTHER PROPERTY (WHETHER NEIGHBORING OR OTHERWISE) AT ANY TIME, OR FROM TIME TO TIME, BY REASON OF OR ARISING OUT OF THE BREACH OF (WHETHER MATERIAL OR NOT) OF ANY OF ASSIGNEE'S OBLIGATIONS, AS TO ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES OCCURRING ON OR BEFORE AND/OR FROM AND AFTER THE DATE OF EXECUTION OF THIS ASSIGNMENT AND BILL OF SALE. ASSIGNEE'S INDEMNIFICATION OBLIGATIONS WHICH ARE CONTAINED IN THIS PARAGRAPH SHALL EXTEND TO AND INCLUDE, BUT NOT BE LIMITED TO: (1) THE NEGLIGENCE OF ASSIGNEE AND ALL OTHER THIRD PARTIES, WHETHER SUCH NEGLIGENCE IS ACTIVE OR PASSIVE, JOINT, SOLE OR CONCURRENT, (2) STRICT LIABILITY, AND (3) LIABILITIES OR OBLIGATIONS UNDER ANY APPLICABLE FEDERAL OR STATE LAW, INCLUDING, WITHOUT LIMITATION, ALL ENVIRONMENTAL LAWS.

Assignor and Assignee agree to execute such other written instruments as may hereafter be deemed by Assignor, its successors and assigns, as being reasonably necessary, advisable or appropriate in order to carry out all of the purposes and intentions of this Assignment and Bill of Sale.

All of the terms, provisions, duties and obligations (including, without limitation, to Assignee's obligations) contained or referred to in this Assignment and Bill of Sale shall be binding upon and shall inure to the benefit of Assignor and Assignee, their respective successors and assigns.

IN WITNESS WHEREOF, this Assignment and Bill of Sale is executed this ___ day of December, but shall be effective as of the Effective Time.

AGREED TO AND ACCEPTED THIS ___ DAY OF DECEMBER, 2015.

LUCAS ENERGY, INC.

By:_____________________________
Anthony C. Schnur
Chief Executive Officer

CATI OPERATING, LLC

By: ______________________________
Anthony C. Schnur
___________________

STATE OF TEXAS
ACKNOWLEDGEMENT
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared, Anthony C. Schnur know to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged that the same was the act and deed of LUCAS ENERGY, INC., and that he executed the same as the act of such corporation for the purposes and consideration therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of December, 2015.

_________________________________
NOTARY PUBLIC, STATE OF TEXAS

_________________________________
Notary’s Typed or Printed Name

My commission expires: _________

EXHIBIT A
Attached to and made a part of that certain Assignment and Bill of Sale dated effective December 1, 2015 by and between Lucas Energy, Inc. and CATI Operating, LLC.

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Arline G. Pettus	Lucas Energy, Inc.	2/11/2010	1016	864	Gonzales	Texas
Benedict W Barborak and wife Bernice	George Pendergast	2/25/2000	831	438	Gonzales	Texas
Beverly Jan Burnett	Lucas Energy, Inc.	11/24/2008	993	114	Gonzales	Texas
Beverly Jean Pirkle	Lucas Energy, Inc.	8/29/2008	989	574	Gonzales	Texas
Blaxton DuBose	Billy R Wilson	10/1/2007	973	256	Gonzales	Texas
BP Ranch	Billy R Wilson	10/1/2007	973	262	Gonzales	Texas
Carolyn Anne Boothe Cox	Lucas Energy, Inc.	7/30/2009	1007	63	Gonzales	Texas
Cecil V Hagen	Hagen-Greenbriar Exploration	5/29/1987	635	15	Gonzales	Texas
Cecilia H. Wright	Lacy & Byrd, Inc.	8/19/1987	604	427	Gonzales	Texas
Charles F. Freeman et ux	Jim Burgin and Associates	2/4/1990	653	665	Gonzales	Texas
Charles W. Graham DBA Graham Land & Cattle Co	Lucas Energy, Inc.	4/1/2009	1000	834	Gonzales	Texas
Cleo Edwards Edmonds and Husband David	TRT Energy Holding, Inc.	10/31/1989	639	624	Gonzales	Texas
Don C. Rainey and wife Imogene	Lucas Energy, Inc.	8/29/2008	989	578	Gonzales	Texas
Don C. Rainey and wife Imogene	Crude Operating, LLC	6/15/2004	988	876	Gonzales	Texas
Donna Peiser	Lucas Energy, Inc.	9/9/2008	989	707	Gonzales	Texas
Emil Hrbacek and wife Lena	Geological Research Corporation	4/18/1977	411	367	Gonzales	Texas
Ernest Fred Ehrig, Jr.	Origin Production Company	10/11/2005	931	990	Gonzales	Texas
Ernest W. Gassiot	Hall Phoenix	12/13/2010	1063	117	Gonzales	Texas
Estate of Edna Elsie Gatlin by Patsy Crockett	Lucas Energy, Inc.	5/22/2014	1164	762	Gonzales	Texas
Eugene Willard et ux	Lucas Energy, Inc.	8/9/2010	1028	840	Gonzales	Texas
Francis Wright	Lucas Energy, Inc.	7/29/2011	1066	368	Gonzales	Texas
George Gregory Griffin, Jr	TRT Energy Holding, Inc.	11/9/1989	639	661	Gonzales	Texas
Henry E. Christian and wife Nellie	Royal Oil and Gas Corp	047/20/1988	620	246	Gonzales	Texas
Jackie Robertson	Teton Exploration	4/9/2010	1020	717	Gonzales	Texas
James D. Gray, Jr. and wife Donna	Plantation Exploration, Inc.	10/25/2006	953	84	Gonzales	Texas
James David Powell	Lucas Energy, Inc.	6/30/2010	1027	933	Gonzales	Texas
James Edwin Mills	Lucas Energy, Inc.	3/25/2011	1048	339	Gonzales	Texas
James E Mills and wife Viola	TRT Energy Holding, Inc.	10/27/1989	639	631	Gonzales	Texas
James E Mills and wife Viola	Lucas Energy, Inc.	9/5/2008	989	715	Gonzales	Texas
James S Porter et ux	Lucas Energy, Inc.	8/5/2010	1028	470	Gonzales	Texas
James W. Paterson et ux	Lucas Energy, Inc.	8/9/2010	1028	927	Gonzales	Texas
Jesse M. Pacheco et al	Lucas Energy, Inc.	8/9/2010	1028	929	Gonzales	Texas
Jessie Perkins	TRT Energy Holding, Inc.	10/9/1989	638	1	Gonzales	Texas
Joan Edeth Corte	George Pendergast	10/15/1999	830	955	Gonzales	Texas
Joan Yvonne Griffin, Trustee et al	Lucas Energy, Inc.	6/1/2010	1024	50	Gonzales	Texas
Joe Dale Mills	Lucas Energy, Inc.	9/5/2008	989	719	Gonzales	Texas
Joe W. Hindman et al	Crude Operating, LLC	4/23/2007	962	374	Gonzales	Texas
Joe I. Loomis, et ux	Billy R. Wilson	8/27/2008	989	115	Gonzales	Texas
John Butler Lester, et al	Billy R. Wilson	8/1/1996	770	883	Gonzales	Texas
John Butler Lester, et al	Lucas Energy, Inc.	6/4/2010	1023	902	Gonzales	Texas
Jonathan Will Ruddock et ux	Lucas Energy, Inc.	12/8/2010	1038	857	Gonzales	Texas
Jonathon Will Ruddock and wife Jennifer	Lucas Energy, Inc.	9/10/2009	1009	486	Gonzales	Texas
Keith Borrer	Crude Operating, LLC	3/28/2005	937	903	Gonzales	Texas
Kenneth L. Hodges, et al	Lucas Energy, Inc.	7/22/2011	1060	467	Gonzales	Texas
Kenneth P Whiddon and wife Mary Jane	Lucas Energy, Inc.	9/28/2007	970	336	Gonzales	Texas
Kristin N. Schuette, et al	Lucas Energy, Inc.	10/13/2011	1067	294	Gonzales	Texas
Lawerence Weigelt, Mary Sutton, Josephine Ard	Tuskar (Texas) Inc.	11/7/1990	670	480	Gonzales	Texas
Leslie R. Talley, et ux	Lucas Energy, Inc.	8/6/2007	967	646	Gonzales	Texas
Leslie R. Talley, et ux	Lucas Energy, Inc.	7/28/2010	1027	937	Gonzales	Texas
Leta Inez Gescheidle	Lucas Energy, Inc.	12/12/2009	1014	458	Gonzales	Texas
Louis Zavadil & wife Hilda	Hagen-Greenbriar Exploration	8/5/1988	622	200	Gonzales	Texas
M & R Poultry, Inc.	Lucas Energy, Inc.	9/5/2008	989	710	Gonzales	Texas
Michael T. Rainey	Lucas Energy, Inc.	8/29/2008	989	569	Gonzales	Texas
Mildred Lowe Freeman	Jim Burgin and Associates	2/4/1990	653	763	Gonzales	Texas
Milton D. Hines and wife Reta P.	Geological Research Corporation	9/24/1975	412	12	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	8/12/2011	1061	564	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	5/9/2008	984	643	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	9/11/2009	1009	633	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	6/13/2011	1056	186	Gonzales	Texas
Myrna Paterson McLeroy, et al	Lucas Energy, Inc.	8/9/2010	1028	925	Gonzales	Texas
Nella Montgomery	Teton Exploration	4/9/2010	1020	715	Gonzales	Texas

Odd Fellow World Eye Bank & Visual Research FDN	Plantation Exploration, Inc.	10/31/2006	956	223	Gonzales	Texas
Patricia Ann Farrell	Lucas Energy, Inc.	9/10/2009	1009	481	Gonzales	Texas
Phillip R. Roeber et ux	George K. Pendergast	10/12/1999	824	784	Gonzales	Texas
Phillip R. Roeber et ux	Lucas Energy, Inc.	8/12/2010	1034	420	Gonzales	Texas
R B Trull etal	Tuskar (Texas) Inc.	12/14/1990	673	355	Gonzales	Texas
Raymond P. Roeber et al	Lacy & Byrd, Inc.	1/11/1988	612	543	Gonzales	Texas
Rebeca Hindman	Lucas Energy, Inc.	9/3/2010	1031	779	Gonzales	Texas
Robert J. Carter Trust	Lucas Energy, Inc.	8/17/2011	1062	94	Gonzales	Texas
Robert R Boothe, Jr.	Lucas Energy, Inc.	6/25/2009	1006	735	Gonzales	Texas
Robert W Norris, MD	Lucas Energy, Inc.	9/16/2008	990	238	Gonzales	Texas
Rozela Kifer	Billy R. Wilson	3/1/1988	616	692	Gonzales	Texas
Ruddock Vaccinating Service	Paloma Production Company	8/1/1979	456	191	Gonzales	Texas
Ruddock Vaccinating Service	Czar Resources, Inc.	10/23/1980	473	751	Gonzales	Texas
Ruddock Vaccinating Service	TRT Energy Holding, Inc.	10/5/1989	638	12	Gonzales	Texas
Ruddock Vaccinating Service	Lucas Energy, Inc.	1/25/2007	957	305	Gonzales	Texas
Ruddock Vaccinating Service	Lucas Energy, Inc.	8/31/2007	969	381	Gonzales	Texas
S R Bethel Jr and Bethel Lester	Geological Research Corporation	3/23/1976	415	714	Gonzales	Texas
Southern Comfort Farms	Lucas Energy, Inc.	8/9/2010	1028	931	Gonzales	Texas
Susan Norris Pick, MD	Lucas Energy, Inc.	9/16/2008	990	234	Gonzales	Texas
T. B. Hodges	Lucas Energy, Inc.	6/30/2008	985	354	Gonzales	Texas
T. B. Hodges	Lucas Energy, Inc.	8/5/2010	1028	472	Gonzales	Texas
Thoman D Manford III, Co Trustee	Lucas Energy, Inc.	12/9/2009	1014	718	Gonzales	Texas
Thomas E Norris, MD	Lucas Energy, Inc.	9/16/2008	990	242	Gonzales	Texas
Upton Ruddock et ux	TRT Energy Holding, Inc.	10/5/1989	638	6	Gonzales	Texas
Upton Ruddock	Lucas Energy, Inc.	9/25/2008	989	797	Gonzales	Texas
Upton Ruddock	Lucas Energy, Inc.	9/2/2014	1178	417	Gonzales	Texas
Upton Ruddock and wife Emma Rae	Lucas Energy, Inc.	8/31/2007	969	377	Gonzales	Texas
Wanda Gayle Collins Glendenning	Lucas Energy, Inc.	8/5/2010	1028	923	Gonzales	Texas
Wayne Ahr	Lucas Energy, Inc.	8/10/2010	1028	14	Gonzales	Texas
Wayne James Dworaczyk et al	George Pendergast	11/13/1998	814	77	Gonzales	Texas
William A McMillion et ux	Lucas Energy, Inc.	8/5/2010	1028	921	Gonzales	Texas
William Dickson Barnett et al	Crude Operating, LLC	6/20/2004	906	908	Gonzales	Texas
William Ray Benes et al	George Pendergast	3/15/1999	824	663	Gonzales	Texas

WELLS

ALI-O UNIT					Gonzales	Texas
W L BARNETT ET AL UNIT 1					Gonzales	Texas
W L BARNETT ET AL UNIT 2					Gonzales	Texas
W L BARNETT ET AL UNIT 3					Gonzales	Texas
W L BARNETT ET AL UNIT 4					Gonzales	Texas
BURNETT 1					Gonzales	Texas
CANNAN 1					Gonzales	Texas
CONE-DUBOSE UNIT 1					Gonzales	Texas
GANDRE 1					Gonzales	Texas
GATLIN 1					Gonzales	Texas
GRIFFIN OIL UNIT 2					Gonzales	Texas
GRIFFIN-RUDDOCK OIL UNIT 1					Gonzales	Texas
H.O.P.E. 1					Gonzales	Texas
HAGEN RANCH 3					Gonzales	Texas
HAGEN RANCH 4H					Gonzales	Texas
HAGEN RANCH UNIT 1					Gonzales	Texas
HOLUB 1					Gonzales	Texas
JIM DAVIS UNIT 1					Gonzales	Texas
KUNTSCHIK 1					Gonzales	Texas
J B LESTER 1					Gonzales	Texas
MERIT-RVS OIL UNIT 1					Gonzales	Texas
MILTON HINES 1 ST					Gonzales	Texas
PERKINS OIL UNIT 1					Gonzales	Texas
JESSIE PERKINS 1D					Gonzales	Texas
RVS OIL UNIT 3					Gonzales	Texas
RVS 2					Gonzales	Texas
RVS OIL UNIT 1					Gonzales	Texas
RAINEY UNIT 1H					Gonzales	Texas
UPTON RUDDICK 1					Gonzales	Texas
F T SCHAUER 1					Gonzales	Texas
WRIGHT 1					Gonzales	Texas
LOUIS ZAVADIL 2 ST					Gonzales	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Team Bank, N.A., Trustee, Acct # 5301, as amended	Edwin S. Nichols Expl, Inc.	2/27/1990	742	612	Wilson	Texas
		3/27/1990	744	671	Wilson	Texas
		12/14/1990	769	657	Wilson	Texas
James L. Wiatrek, et ux, as amended	El Tex Petroleum, LLC	7/22/2008	1468	742	Wilson	Texas
		10/29/2008	1481	841	Wilson	Texas
John Stoeltje, et ux	El Tex Petroleum, LLC	8/19/2008	1476	237	Wilson	Texas
Louise G. Wall, et al	El Tex Petroleum, LLC	9/3/2008	1475	310	Wilson	Texas
Martha Jane Russell, et al	El Tex Petroleum, LLC	3/13/2009	1498	846	Wilson	Texas
Gene Yelton, et ux	El Tex Petroleum, LLC	3/13/2009	1498	858	Wilson	Texas
Jason Pfiel	Lucas Energy, Inc.	9/24/2010	1537	307	Wilson	Texas
William E. Fowler	Lucas Energy, Inc.	6/20/2011	1617	683	Wilson	Texas
Cynthia K. Sanders	Lucas Energy, Inc.	6/20/2011	1617	678	Wilson	Texas
Pfiel Family Trust	Origin Production Company, Inc.	10/1/2009	1531	214	Wilson	Texas
Francis Eugene Morganroth	Lucas Energy, Inc.	2/15/2011	1594	172	Wilson	Texas
Richard W. Thayer, et ux	El Tex Petroleum, LLC	11/25/2008	1486	328	Wilson	Texas

WELLS

ESCHENBURG 4BH	Wilson	Texas
ESCHENBURG 4H	Wilson	Texas
R L ESCHENBURG II ET AL 1	Wilson	Texas
PFIEL 2	Wilson	Texas
PFIEL 1A	Wilson	Texas
STOELTJE 2	Wilson	Texas
TEAM BANK 1H	Wilson	Texas
WALL 1	Wilson	Texas
WIATREK 1	Wilson	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Emory Rauschhuber, et ux	Origin Production Company, Inc.	9/1/2011	97	237	Frio	Texas
Emory Rauschhuber, et ux	Origin Production Company, Inc.	9/1/2011	97	232	Frio	Texas

WELLS

RAUSCHHUBER 2	Frio	Texas
RAUSCHHUBER 3	Frio	Texas
RAUSCHHUBER 4	Frio	Texas
RAUSCHHUBER 5	Frio	Texas
RAUSCHHUBER 6	Frio	Texas
EMORY RAUSCHHUBER 2	Frio	Texas
EMORY RAUSCHHUBER 2	Frio	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Lillie Copeland	Billy R. Wilson	10/23/2000	912	530	Karnes	Texas
Red Crest Trust, JP Morgan Chase Bank, NA, Trustee	Billy R. Wilson	3/25/2008	873	394	Karnes	Texas
Leland Copeland	Lucas Energy, Inc.	7/16/2013	1134	651	Karnes	Texas
Glenn D. & Betty Boggs, Jr.	Lucas Energy, Inc.	8/16/2013	1134	653	Karnes	Texas

WELLS
COPELAND KARNES 1H	Karnes	Texas
GRIFFIN 1	Karnes	Texas

LEASES
Lessor	Lessee	Date	Vol	PG	County	State
BP America Production Company	Kidd Production Company	5/1/2010	323	234	Sabine	Texas

WELLS

ARCO Fee A-418 1H					Sabine	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
BP America Production Company	Kidd Production Company	12/1/2010	904	184	Jasper	Texas

WELLS

ARCO Fee A-908 1H					Jasper	Texas

EXHIBIT A-1

EQUIPMENT

No.	Lease	Well No.	Status	WI %	Pumping Unit	Tanks	Heater Treater & Separator	Wellhead Other	Surface Equipment	Trucks	Manufacturer	G/E	Model	Serial #
1	Ali-O	1	SI	100%	$50,000	$25,000	$18,500	$2,000	$95,500		Kreiter	G	5801-0077
2	Arco Fee 418	1	TA	100%	$10,000	$10,000	$10,000	$1,500	$31,500		Superskill	G	228D-246-86
3	Barnett, W. L. et al	1	P	100%	$50,000	$15,000	$10,000	$2,000	$77,000
4	Barnett, W. L. et al	2	SI	100%					$-
5	Barnett, W. L. et al	3	TA	100%					$-
6	Barnett, W. L. et al	4	SI	100%	$50,000	$10,000	$10,000	$2,000	$72,000
7	Burnett	1	TA	100%	$50,000	$10,000	$10,000	$1,500	$71,500
8	Cannan	1	SI	100%					$-
9	Cone-Dubose Unit	1	P	100%	$50,000	$10,000	$10,000	$2,500	$72,500		Superskill	E	C320D-256-120
10	Copeland Karnes	1H	P	100%	$50,000	$10,000	$18,500	$1,500	$80,000		Stuller-Sentinel	G	2285246D686
11	Eschenburg II, R.L.	1	P	100%	$30,000	$10,000	$10,000	$2,000	$52,000
12	Eschenburg	4H	P	100%	$30,000	$10,000	$10,000	$2,000	$52,000			E	C228D-246-86	4H-API-228D-246-86
13	Gandre	1	SI	100%					$-
14	Gatlin	1	P	100%	$42,000	$10,000	$18,500	$2,000	$72,500		Lufkin	E	M-228D-256-100
15	Griffin (Karnes Co.)	1	P	100%	$30,000	$15,000		$2,000	$47,000		National	G	160D
16	Griffin	2	P	100%	$78,000	$25,000	$18,500	$2,000	$123,500		Sentry International Inc.	E	C320D-256-120N
17	Griffin-Ruddock	1	P	100%	$60,000	$15,000	$18,500	$1,500	$95,000		American	E	T20F86-3-2957
18	Hagen EF (MRO)	1H	P	15%	$11,250	$15,000	$3,375	$300	$29,925
19	Hagen EF (MRO)	2H	P	15%	$11,250	$15,000	$3,375	$300	$29,925
20	Hagen Ranch	1	P	51%	$20,000	$25,000	$9,435	$1,020	$55,455		National	E	166251
21	Hagen Ranch	3	P	55%	$23,100	$15,000	$12,375	$1,100	$51,575		Sentry	E	228D/2006-03
22	Hagen Ranch	4H	P	25%	$10,500	$6,313	$4,625	$500	$21,938
23	H.O.P.E.	1	SI	100%					$-		LS Equipment Corp	G		228-10-04-0
24	Jim Davis	1	P	100%	$50,000	$15,000	$17,000	$2,000	$84,000		Cabot	E	456D-365-120
25	Kuntschik	1	P	95%	$39,900	$25,000	$17,575	$1,900	$84,375		Pumpjack	E	C-228D-246-86
26	Lester, JB	1	P	100%	$42,000	$15,000	$18,500	$1,500	$77,000		IDECO	E
27	Merit-RVS	1	P	100%	$50,000	$26,250	$16,500	$1,500	$94,250		Kenefick	E	246
28	Milton Hines	1	P	95%	$47,500	$25,000	$17,575	$1,900	$91,975		Lufkin	E	228	Rental
29	Nealy, George.	1	TA	100%					$-
30	Perkins	1	P	100%	$60,000	$25,000	$17,000	$2,000	$104,000		Magee Industries	E
31	Perkins, Jessie	1	INJ	100%	$10,000	$46,250	$18,500	$1,500	$76,250			E
32	Pfeil	2	P	100%	$18,000	$15,000	$18,500	$1,500	$53,000		Emnsco	E	160	2759-H36707-14BG
33	Rainey Unit	1H	P	28%	$11,928	$7,171	$5,254	$568	$24,921
34	Rauschhuber, E.	3	P	100%	$10,000	$5,000	$6,000	$2,000	$23,000
35	Rauschhuber	6	SI	100%	$15,000	$5,000	$6,000	$2,000	$28,000
36	Ruddock, Upton	1	P	100%		$10,000		$1,500	$11,500		Oilwell	E	T233F-288I
37	RVS	1	P	100%	$60,000	$35,000	$16,000	$1,500	$112,500			E	912d
38	RVS	2	TA	100%				$1,500	$1,500		Bethleham Supply Co.	E
39	RVS	3	P	100%	$38,000	$15,000	$17,000	$2,000	$72,000		American	E	T30F120-4AL-4307
40	Schauer	1	TA	100%					$-
41	Stoeltje	2	P	100%	$25,000	$15,000	$18,500	$2,000	$60,500		Lufkin	G	228DB

42	Team Bank	1	P	100%	$25,000	$15,000	$18,500	$1,500	$60,000		Superskill	E	C160D-200-74	CP5508-160-004
43	Wakefield, Gerald	1	SI	100%					$-
44	Wall	1	P	100%	$60,000	$25,000	$18,500	$2,000	$105,500		Pumpjack	G	228D
45	Wiatrek	1	P	100%	$45,000	$25,000	$18,500	$2,000	$90,500		Pumpjack	E	228D
46	Wright	1	TA	100%		$20,000		$2,000	$22,000		Superskill	E
47	Zavadil, Louis	2ST	P	81%	$40,600	$15,000	$12,180	$1,500	$69,280		Lufkin	E	228D-213-86
48	2013 F250 Super Duty									$ 35,000	Ford			1FT7W2BT1DEA38927
49	2013 F250 Super Duty									$ 35,000	Ford			1FT7X2B66DEB72498
50	2013 F250 Super Duty									$ 35,000	Ford			1FT7X2B64DEB91339
51	2014 Mobile Home									$ 51,388	Cavco		150LT16764D	CAV150TX1411304A

	TOTAL				$1,244,028	$600,984	$444,769	$60,088	$2,349,869	$ 156,388